Business Acquisitions (Notes)	3 Months Ended
Sep. 27, 2014
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
ACQUISITIONS

All of the below acquisitions, with the exception of the Vedants transaction, have been accounted for under the acquisition method of accounting, and the related assets acquired and liabilities assumed were recorded at fair value as of the acquisition date. Fair value estimates are based on a complex series of judgments about future events and rely heavily on estimates and assumptions. The judgments used to determine the estimated fair value assigned to each class of assets and liabilities assumed, as well as asset lives, can materially impact the Company's results of operations.

The effects of all acquisitions described below were included in the Condensed Consolidated Financial Statements prospectively from the date of acquisition. Unless otherwise indicated, acquisition costs incurred were immaterial and were recorded in administration expense.

Fiscal 2014 acquisitions

Aspen Global Inc. – On February 28, 2014, the Company acquired a basket of value-brand OTC products sold in Australia and New Zealand from Aspen Global Inc. ("Aspen"). The acquisition of this product portfolio broadened the Company's product offering in Australia and New Zealand and furthered the Company's strategy to expand the Consumer Healthcare portfolio internationally. Operating results attributable to the acquired Aspen products are included in the Consumer Healthcare segment.

The intangible assets acquired consisted of trademarks and trade names, customer relationships, and non-compete agreements. Customer relationships were assigned a 15-year useful life. Trademarks and trade names were assigned a 25-year useful life and non-compete agreements were assigned a 5-year useful life. The goodwill that was recorded is deductible for tax purposes.

Fera Pharmaceuticals, LLC – On February 18, 2014, the Company acquired a distribution and license agreement for the marketing and sale of methazolomide from Fera Pharmaceuticals, LLC ("Fera"), a privately-held specialty pharmaceutical company. The acquisition of this agreement further expanded the Company's ophthalmic offerings. Operating results attributable to this agreement are included in the Rx Pharmaceuticals segment. The intangible asset acquired was assigned a 15-year useful life.

Elan Corporation, plc – On December 18, 2013, the Company acquired Elan in a cash and stock transaction as follows (in millions, except per share data):

Elan shares outstanding as of December 18, 2013	515.7
Exchange ratio per share	0.07636
Total Perrigo shares issued to Elan shareholders	39.4
Perrigo per share value at transaction close on December 18, 2013	$155.34
Total value of Perrigo shares issued to Elan shareholders	6,117.2
Cash consideration paid at $6.25 per Elan share	3,223.2
Cash consideration paid for vested Elan stock options and share awards	111.5
Total consideration	$9,451.9

In addition, the Company paid cash consideration of $16.1 million to the Elan stock option and share award holders for the unvested portion of their awards, which was charged to earnings during fiscal 2014.

At the completion of the transaction, the holder of each Elan ordinary share and each Elan American Depositary Share received from Perrigo $6.25 in cash and 0.07636 of a Perrigo ordinary share. As a result of the transaction, based on the number of outstanding shares of Perrigo and Elan as of December 18, 2013, former Perrigo and Elan shareholders held approximately 71% and 29%, respectively, of Perrigo's ordinary shares immediately after giving effect to the acquisition.

Elan, headquartered in Dublin, Ireland, provided the Company with assets focused on the treatment of Multiple Sclerosis (Tysabri®). The Company's management believed the acquisition of Elan would provide recurring annual operational synergies, related cost reductions and tax savings. Certain of these synergies resulted from the elimination of redundant public company costs while optimizing back-office support. The jurisdictional mix of income and the new corporate structure have and will continue to result in a lower worldwide effective tax rate.

The operating results for Elan are included in the Specialty Sciences segment. During fiscal 2014, the Company incurred acquisition-related costs totaling $284.9 million, which were expensed as incurred. These costs were recorded in unallocated expenses and related primarily to general transaction costs (legal, banking and other professional fees), financing fees, and debt extinguishment. See Note 8 for further details on the loss on extinguishment of debt. The table below details these transaction costs and where they were recorded in the Consolidated Statement of Income for fiscal 2014 (in millions).

Line item	Fiscal 2014
Administration	$108.9
Interest expense, net	10.0
Other expense (income), net	0.2
Loss on extinguishment of debt	165.8
Total acquisition-related costs	$284.9

The Company acquired two definite-lived intangible assets in the acquisition, both of which are exclusive technology agreements:

Tysabri®: The Company is entitled to royalty payments from Biogen Idec Inc. ("Biogen") based on its Tysabri® revenues in all indications and geographies. The royalty was 12% for the 12-month period ended May 1, 2014. Subsequent to May 1, 2014, the Company is entitled to 18% royalty payments on annual sales up to $2.0 billion and 25% royalty payments on annual sales above $2.0 billion. The asset's value is $5.8 billion, which is being amortized over a useful life of 20 years.

Prialt: The Company is also entitled to royalty payments based on Prialt revenues. The royalty rates range from 7% to 17.5% based on specific levels of annual U.S. sales. The asset's value is $11.0 million, which is being amortized over a useful life of 10 years.

Additionally, the Company recorded $2.3 billion of goodwill, which is not deductible for tax purposes, that represents the expected synergies of the combined company, as described above. The following table reflects the allocation by reportable segment (in millions):

Segment	Goodwill
Consumer Healthcare	$1,110.0
Rx Pharmaceuticals	845.1
Nutritionals	177.4
Specialty Sciences	200.6
Total	$2,333.1

Purchase price allocation of fiscal 2014 acquisitions

The purchase price allocation for Elan was finalized during the first quarter of fiscal 2015. Since June 28, 2014, revisions included a $13.0 million decrease in net tax-related liabilities, resulting in a corresponding decrease in goodwill.
The below table indicates the purchase price allocation for fiscal 2014 acquisitions (in millions):

	Aspen	Fera	Elan
Purchase price paid	$53.7	$17.3	$9,451.9
Contingent consideration	—	0.8	—
Total purchase consideration	$53.7	$18.1	$9,451.9

Assets acquired:
Cash and cash equivalents	$—	$—	$1,807.3
Investment securities	—	—	100.0
Accounts receivable	—	—	44.2
Inventories	2.7	0.3	—
Prepaid expenses and other current assets	—	—	27.1
Property and equipment	—	—	9.2
Goodwill	4.6	—	2,333.1
Intangible assets:
Trade names and trademarks	34.8	—	—
Customer relationships	9.8	—	—
Non-competition agreements	1.8	—	—
Distribution and license agreements	—	17.8	5,811.0
Intangible assets	46.4	17.8	5,811.0
Other non-current assets	—	—	93.4
Total assets	53.7	18.1	10,225.3
Liabilities assumed:
Accounts payable	—	—	2.0
Accrued liabilities	—	—	120.8
Deferred tax liabilities	—	—	631.8
Other non-current liabilities	—	—	18.8
Total liabilities	—	—	773.4
Net assets acquired	$53.7	$18.1	$9,451.9

Vedants Drug & Fine Chemicals Private Limited – To further improve the long-term cost position of its API business, on August 6, 2009, the Company acquired an 85% stake in Vedants Drug & Fine Chemicals Private Limited ("Vedants"), an API manufacturing facility in India, for $11.5 million in cash. The Company purchased the remaining 15% stake in Vedants during the second quarter of fiscal 2014 for $7.2 million in cash. The transaction was accounted for as an equity transaction and resulted in the elimination of the noncontrolling interest.